UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ACCESS INTEGRATED TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

N/A

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ACCESS INTEGRATED TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 18, 2007

Dear Fellow Stockholders:

We invite you to attend the 2007 Annual Meeting of Stockholders of Access Integrated Technologies, Inc., a Delaware corporation (the “Company”), which will be held on September 18, 2007, at 2:00 p.m., local time, (the “Annual Meeting”), at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 29th Floor, New York, New York 10178. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect nine (9) members of the Company’s Board of Directors to serve until the 2008 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).
2.	To amend and restate the Company’s First Amended and Restated 2000 Stock Option Plan to allow various equity-based awards to be granted.
3.	To ratify the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2008.
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 23, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ A. Dale Mayo

A. Dale Mayo

President, Chief Executive Officer and

Chairman of the Board of Directors

Morristown, New Jersey

Date: July 27, 2007

ACCESS INTEGRATED TECHNOLOGIES, INC.

55 Madison Avenue, Suite 300

Morristown, New Jersey 07960

_________________________________

PROXY STATEMENT

_________________________________

2007 ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 18, 2007

GENERAL

This Proxy Statement is being furnished to the stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2007 Annual Meeting of Stockholders of the Company to be held on Thursday, September 18, 2007, at 2:00 p.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 29th Floor, New York, New York 10178. The Company’s telephone number is (973) 290-0080.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked). You may revoke your proxy at any time before the proxy is exercised by delivering to the Company’s Secretary, Mr. Gary Loffredo, a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

•	FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees.
•

FOR amending and restating the Company’s First Amended and Restated 2000 Stock Option Plan to allow various equity-based awards to be granted thereunder (Proposal No. 2), unless you designate otherwise.

•	FOR ratifying the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2008 (Proposal No. 3), unless you designate otherwise.

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about July 27, 2007.

VOTING SECURITIES

Stockholders of record at the close of business on July 23, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, (a) 24,234,079 shares of the Company’s Class A Common Stock, $0.001 par value (“Class A Common Stock”), were issued and outstanding and (b) 763,811 shares of the Company’s Class B Common Stock, $0.001 par value (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), were issued and outstanding.

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date. Each holder of Class B Common Stock is entitled to ten (10) votes for each share of Class B Common Stock held as of the Record Date. Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock. Stockholders do not have cumulative voting rights in the election of directors.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes from shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

The Company currently intends to hold its 2008 Annual Meeting of Stockholders on or about September 18, 2008. In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2008 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than March 29, 2008. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act. Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2008 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after June 12, 2008. All stockholder proposals must be made in writing addressed to the Company’s Secretary, Mr. Loffredo, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Loffredo, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure would reduce the volume of duplicate information stockholders receive and would also reduce a company’s printing and mailing costs. The Company will promptly deliver an additional copy of either document to any stockholder who writes or calls the Company at the following address or phone number: Investor Relations, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, (973) 290-0080.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board currently consists of nine (9) directors. All nine of the current members of the Board have been nominated for re-election. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. At the Annual Meeting directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until successors are elected or until earlier resignation or removal.

The directors shall be elected by a plurality of the Votes Cast at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of Votes Cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company.

Certain information about the nominees to the Company’s Board is set forth below.

A. Dale Mayo, 66, is a co-founder of the Company and has been President, Chief Executive Officer (“CEO”) and Chairman of the Board of Directors (“Chairman”) since the Company’s inception in March 2000. From December 1998 to January 2000, he had been the President and CEO of Cablevision Cinemas, LLC (“Cablevision Cinemas”). In December 1994, Mr. Mayo co-founded Clearview Cinema Group, Inc. (“Clearview Cinema”), which was sold to Cablevision Cinemas in 1998. Mr. Mayo was also the founder, Chairman and CEO of Clearview Leasing Corporation, a lessor of computer peripherals and telecommunications equipment founded in 1976. Mr. Mayo began his career as a computer salesman with IBM in 1965.

Kevin J. Farrell, 46, is a co-founder of the Company and a member of the Board since the Company’s inception in March 2000 and the Company’s Senior Vice President (“SVP”) – Facilities since March 2006. From March 2000 to February 2006, he had been the Company’s SVP - Data Center Operations. From December 1998 to March 2000, he had served as Director of Operations of Gateway Colocation, LLC, of which he was also a co-founder, where he was responsible for the completion of 80,000 square feet of carrier neutral colocation space and supervised infrastructure build-out, tenant installations and daily operations. Prior to joining Gateway, Mr. Farrell had served, from 1993 to 1998, as Building Superintendent and Director of Facility Maintenance at the Newport Financial Center in Jersey City, NJ. He is a former officer of the International Union of Operating Engineers.

Gary S. Loffredo, 42, has been the Company’s SVP -- Business Affairs, General Counsel and Secretary, and a member of the Board since September 2000. From March 1999 to August 2000, he had been Vice President, General Counsel and Secretary of Cablevision Cinemas. At Cablevision Cinemas, Mr. Loffredo was responsible for all aspects of the legal function, including negotiating and drafting commercial agreements, with emphases on real estate, construction and lease contracts. He was also significantly involved in the business evaluation of Cablevision Cinemas’ transactional work, including site selection and analysis, negotiation and new theater construction oversight. Mr. Loffredo was an attorney at the law firm of Kelley Drye & Warren LLP from September 1992 to February 1999.

Wayne L. Clevenger, 64, has been a member of the Board since October 2001. He has more than 20 years of private equity investment experience. He has been a Managing Director of MidMark Equity Partners II, L.P. (“MidMark”), a private equity fund, since 1989. Mr. Clevenger was President of Lexington Investment Company from 1985 to 1989, and, previously, had been employed by DLJ Capital Corporation (Donaldson, Lufkin & Jenrette) and INCO Securities Corporation, the venture capital arm of INCO Limited. Mr. Clevenger served as a director of Clearview Cinema from May 1996 to December 1998.

Gerald C. Crotty, 55, has been a member of the Board since August 2002. Mr. Crotty co-founded and, since June 2001, has directed, Weichert Enterprise LLC, a private and public equity market investment firm, which oversees the holdings of Excelsior Ventures Management, a private equity and venture capital firm that Mr. Crotty co-founded in 1999. From 1991 to 1998, he held various executive positions with ITT Corporation, including President and Chief Operating Officer (“COO”) of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services, Inc. Mr. Crotty also serves as a director of AXA Premier Funds Trust.

Robert Davidoff, 80, has been a member of the Board since July 2000. Since 1990, Mr. Davidoff has been a Managing Director of Carl Marks & Co., Inc. (“Carl Marks”) and, since 1989, the General Partner of CMNY

Capital II, L.P. (“CMNY”), a venture capital affiliate of Carl Marks. Mr. Davidoff is a director of Rex Stores Corporation. Mr. Davidoff served as a director of Clearview Cinema from December 1994 to December 1998.

Matthew W. Finlay, 40, has been a member of the Board since October 2001. Since 1997, Mr. Finlay has been a director of MidMark. Previously, he had been a Vice President with the New York merchant banking firm Juno Partners and its investment banking affiliate, Mille Capital, from 1995 to 1997. Mr. Finlay began his career in 1990 as an analyst with the investment banking firm Southport Partners.

Brett E. Marks, 45, is a co-founder of the Company and has been a member of the Board since the Company’s inception in March 2000. Mr. Marks is a partner with PRM Realty Group, LLC, a developer group which specializes in adding value to high end residential, resort and commercial developments. Mr. Marks was the Company’s SVP -- Business Development from the Company’s inception until May 2006. From December 1998 to March 2000, Mr. Marks had been Vice President of Real Estate and Development of Cablevision Cinemas. From June 1998 until December 1998, he was Vice President of First New York Realty Co., Inc. In December 1994, Mr. Marks co-founded, with Mr. Mayo, Clearview Cinema.

Robert E. Mulholland, 55, has been a member of the Board since January 2006. Mr. Mulholland is currently the Chairman of Sound Securities LLC, an institutional broker dealer. Mr. Mulholland retired recently after a 25-year career at Merrill Lynch & Co. where he most recently served as Senior Vice President and Executive Committee member and also co-headed Merrill Lynch’s America’s Region, covering North and South America.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

AMENDMENT AND RESTATEMENT OF FIRST AMENDED AND RESTATED 2000 STOCK OPTION PLAN

Our Board adopted the Company’s 2000 Stock Option Plan (as subsequently amended, “the Plan”), on June 1, 2000 and, in July 2000, our stockholders approved the Plan by written consent. The Plan was amended and restated in January 2003 as the First Amended and Restated 2000 Stock Option Plan and further amended in September 2003, October 2004, September 2005 and September 2006. Under the Plan, we may grant both incentive and non-statutory stock options to our employees and non-statutory stock options to non-employee directors and consultants. The Plan currently authorizes up to 2,200,000 shares of the Company’s Class A Common Stock for issuance upon the exercise of options granted under the Plan. The Company believes that the ability to grant stock, restricted stock, stock appreciation rights, performance awards and other equity-based awards, in addition to stock options, under the Plan is in the best interests of the Company and its stockholders because the availability of a variety of equity-based awards is an important factor in attracting and retaining qualified officers and employees essential to the success of the Company (whether through acquisitions or otherwise) and in aligning their long-term interests with those of the stockholders. This change under the Plan will permit the Company to offer a variety of awards instead of solely stock options. In addition, the name of the Plan would be changed to the Second Amended and Restated 2000 Equity Incentive Plan.

Pursuant to the Second Amended and Restated 2000 Equity Incentive Plan (the “Second Amended and Restated Plan”) in the form attached hereto as Appendix A, the Board proposes to amend and restate the Plan to allow, in addition to stock options, stock, restricted stock, stock appreciation rights, performance awards and other equity-based awards to be granted. This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.

Under the Second Amended and Restated Plan, no participant may be granted incentive stock options with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year. Options granted under the Second Amended and Restated Plan expire ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of incentive stock options granted to stockholders who own greater than 10% of the total combined voting power of the Company) and are subject to restrictions on transfer. Options granted under the Second Amended and Restated Plan generally vest over periods up to three years. The Second Amended and Restated Plan is administered by the Board or, at the Board’s discretion, the Compensation Committee, and may be amended or terminated by the Board, although no amendment or termination may adversely affect the right of any individual with respect to any outstanding option without the consent of such individual.

The Second Amended and Restated Plan provides for the granting of incentive stock options with exercise prices of not less than 100% of the fair market value of the Company’s Class A Common Stock on the date of grant. Incentive stock options granted to stockholders of more than 10% of the total combined voting power of the Company must have exercise prices of not less than 110% of the fair market value of the Company’s Class A Common Stock on the date of grant. Incentive and non-statutory stock options granted under the Second Amended and Restated Plan are subject to vesting provisions, and exercise is subject to the continuous service of the optionee, except for consultants. The exercise prices and vesting periods (if any) for non-statutory options may be set at the discretion of the Board or the Compensation Committee. Upon a change of control of the Company, all options (incentive and non-statutory) that have not previously vested will vest immediately and become fully exercisable. In connection with the grants of options under the Second Amended and Restated Plan, the Company and the participants have executed stock option agreements setting forth the terms of the grants. Options covering no more than 500,000 shares may be granted to one participant during any calendar year unless pursuant to a multi-year award, in which case no more than options covering 500,000 shares per year of the award, during which period no additional options may be granted to such participant, may be granted.

As proposed, the Second Amended and Restated Plan would also provide for the granting of Class A Common Stock, restricted Class A Common Stock, stock appreciation rights and performance awards. Grants of restricted stock would be subject to vesting requirements, generally vesting over periods up to three years, determined by the Board or the Compensation Committee and set forth in notices to the participants. Grants of stock and restricted stock shall not exceed 40% of the total number of shares available to be issued under the Plan.

Stock appreciation rights (“SARs”) consist of the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time. Upon exercise, SARs may be paid in cash or shares of Class A Common Stock or a combination thereof. Grants of SARs would be subject to vesting requirements, similar to those of stock options, determined by the Board or the Compensation Committee [and set forth in agreements between the Company and the participants].

Performance awards consists of awards of stock and other equity-based awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Class A Common Stock, or other securities of the Company, and may be paid in shares of Class A Common Stock, cash or another form of property as the Compensation Committee may determine. Grants of performance awards shall entitle participants to receive an award if the measures of performance established by the Committee are met. Such measures shall be established by the Compensation Committee but the relevant measurement period for any performance award must be at least 12 months. Grants of performance awards shall not cover the issuance of shares that would exceed 20% of the total number of shares available to be issued under the Plan, and no more than 500,000 shares pursuant to any performance awards shall be granted to one participant in a calendar year unless pursuant to a multi-year award. The terms of grants of performance awards would be set forth in agreements between the Company and the participants.

Currently, 530,486 shares are available for issuance under the Plan. Following approval of the Second Amended and Restated Plan at the Annual Meeting, grants of restricted stock set forth in the following table will be made. Each grant will vest over a three-year period. After such grants are made, 501,521 shares will remain available for issuance pursuant to awards granted under the Second Amended and Restated Plan.

NEW PLAN BENEFITS
Second Amended and Restated 2000 Equity Incentive Plan
Name and Position	Restricted Shares
A. Dale Mayo	-
Charles Goldwater	4,000
Gary S. Loffredo	1,750
Jeff Butkovsky	2,000
Brian D. Pflug	2,750
Executive Group	10,500
Non-Executive Director Group	-
Non-Executive Officer Employee Group	18,465

Our Class A Common Stock is listed for trading on the Nasdaq Global Market (“NASDAQ”) under the symbol “AIXD”. The last reported closing price per share of our Class A Common Stock as reported by NASDAQ on July 23, 2007 was $8.91 per share.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Second Amended and Restated Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities. Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Incentive Stock Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise. The optionee will, however, recognize taxable income in the year in which the purchased shares of Class A Common Stock are sold or otherwise made the subject of a taxable disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares of Class A Common Stock for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares of Class A Common Stock, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee.

If the optionee makes a disqualifying disposition of the purchased shares of Class A Common Stock, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares of Class A Common Stock.

Nonqualified Stock Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares of Class A Common Stock on the exercise date over the exercise price paid for the shares, and tax withholding requirements will apply to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Shares

A recipient will not be taxed at the date of an award of restricted shares, provided that the restricted shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse. However, the recipient of restricted shares may elect, within 30 days after transfer of such shares to the recipient, under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the restricted shares as of the date of such transfer. At the time the shares are included in income, the Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer.

Stock Appreciation Rights

A recipient who is granted an SAR will not recognize any taxable income on the receipt of the SAR. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the the exercise date over the exercise price for the SAR and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Performance Awards and Stock Awards

A recipient will recognize ordinary income equal to any cash that is paid and the fair market value of the Class A Common Stock (on the date that the shares are first transferable and not subject to a substantial risk of forfeiture) that is received in settlement of an award of performance units or as a stock award.

Effects on the Company

The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock, or the settlement of a performance award (subject to tax limitations on the Company’s deductions in any year that certain remuneration paid to certain executives exceeds $1 million). The amount of the deduction is equal to the ordinary income recognized by the recipient. The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO unless the recipient has made a “disqualifying disposition” of the shares acquired on exercise of the ISO, in which case the Company will be entitled to a deduction at the same time and in the same amount as the recipient’s recognition of ordinary income.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE PLAN.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Board has selected the firm of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2008, subject to ratification by our stockholders at the Annual Meeting. Eisner LLP was our independent auditors for the fiscal year ended March 31, 2007. No representative of Eisner LLP is expected to be present at the Annual Meeting.

More information about our independent auditors is available under the heading “Independent Auditors” on page 21 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Board of Directors

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) at least once a year. During the fiscal year ended March 31, 2007 (the “Last Fiscal Year”), the Board held five meetings and the Board members acted six times by unanimous written consent in lieu of holding a meeting. Each current member of the Board, who was then serving, attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year. Messrs. Clevenger, Crotty, Davidoff, Finlay and Mulholland are considered “independent” under the rules of the NASDAQ.

No director has resigned or declined to stand for reelection to the Board for any reason during the Last Fiscal Year. The Board currently does not provide a process for stockholders to send communications to the Board. In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of stockholders of the Company. While the Board will, from time to time, review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company’s Secretary, Mr. Loffredo, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, with an instruction to forward the communication to a particular director or the Board as a whole. Mr. Loffredo will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings. However, each of the directors, who was then serving, attended the 2006 Annual Meeting of Stockholders and currently intends to attend this Annual Meeting.

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Clevenger, Davidoff and Finlay. Mr. Finlay is the Chairman of the Audit Committee. The Audit Committee held four meetings in the Last Fiscal Year. The Audit Committee has met with the Company’s management and the Company’s independent registered public accounting firm to review and help ensure the adequacy of its internal controls and to review the results and scope of the auditors’ engagement and other financial reporting and control matters. Both Messrs. Clevenger and Davidoff are financially literate, and Mr. Davidoff is financially sophisticated, as those terms are defined under the rules of the NASDAQ. Mr. Davidoff is also a financial expert, as such term is defined under the Sarbanes-Oxley Act of 2002. Messrs. Clevenger, Davidoff and Finlay are considered “independent” under the rules of the NASDAQ.

The Audit Committee has adopted a formal written charter (the “Audit Charter”) which is attached as Appendix B to this proxy statement.The Audit Committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors. Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal stockholders.

Compensation Committee

The Compensation Committee consists of Messrs. Davidoff, Clevenger, Crotty and Mulholland. Mr. Davidoff is the Chairman of the Compensation Committee. The Compensation Committee met one time during the Last Fiscal Year. The Compensation Committee, based on recommendation by the Company’s CEO, approves the compensation package of the Company’s CEO and the levels of compensation and benefits payable to the Company’s other executive officers, reviews general policy matters relating to employee compensation and benefits and recommends to the entire Board, for its approval, stock option and other equity-based award grants to its executive officers, employees, directors and consultants and discretionary bonuses to its executive officers and employees. The Compensation Committee has the authority to appoint and delegate to a sub-committee the authority to make grants and administer bonus and compensation plans and programs. Messrs. Clevenger, Crotty, Davidoff, and Mulholland are considered “independent” under the rules of the NASDAQ.

During the Last Fiscal Year, the Compensation Committee engaged Mr. Gerry Krako, a compensation consultant, for the limited purpose of reviewing the bonus structure for the Company. The consultant advised the Compensation Committee on the bonuses for certain management employees, including the restricted stock awards discussed above, and is helping develop a management incentive program for the future.

Nominating Committee

The Nominating Committee consists of Messrs. Clevenger and Davidoff. Mr. Clevenger is the Chairman of the Nominating Committee. The Nominating Committee held one meeting during the Last Fiscal Year. The Nominating Committee evaluates and approves nominations for annual election to, and to fill any vacancies in, the Board and recommends to the Board the directors to serve on committees of the Board. Messrs. Clevenger and Davidoff are considered “independent” under the rules of the NASDAQ.

The Nominating Committee adopted a formal written charter (the “Nominating Charter”) which is attached as Appendix C to this proxy statement. The Nominating Charter sets forth the duties and responsibilities of the Nominating Committee and the general skills and characteristics that the Nominating Committee employs to determine the individuals to nominate for election to the Board. The Nominating Charter is not currently available on the Company’s website.

The Nominating Committee will consider any candidates recommended by stockholders. In considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualification of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board. Stockholders should submit any recommendations of director candidates for the Company’s 2007 Annual Meeting of Stockholders to the Company’s Secretary, Mr. Loffredo, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 by March 29, 2007.

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking).

Members of the Nominating Committee meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Charter and the rules of the NASDAQ. There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether or not the nominee is recommended by a stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 23, 2007, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 61.9% of its outstanding Class A Common Stock and 100% of its Class B Common Stock. These stockholders, and Mr. Mayo individually, have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the three proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of July 23, 2007, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executives and (iv) all of the Company’s directors and executive officers as a group.

CLASS A COMMON STOCK
	Shares Beneficially Owned (a)
Name (b)	Number		Percent
A. Dale Mayo	1,296,938	(c)	5.1%
Jeff Butkovsky	135,000	(d)	*
Kevin J. Farrell	273,000		1.1%
Charles Goldwater	45,000	(e)	*
Gary S. Loffredo	210,000	(f)	*
Brian Pflug	154,686	(g)	*
Wayne L. Clevenger c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,854,879	(h)	7.7%
Gerald Crotty	27,000	(i)	*
Robert Davidoff	367,496	(j)	1.5%
Matthew Finlay c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,853,293	(k)	7.7%
Brett E. Marks	556,134	(l)	2.3%
Robert E. Mulholland	63,111	(m)	*
MidMark Equity Partners II, L.P. 177 Madison Avenue Morristown, NJ 07960	1,814,879	(n)	7.5%
Alydar Partners, LLC 222 Berkeley Street, 17th Floor, Boston, MA 02116	1,429,200	(o)(s)	5.9%
Cortina Asset Management, LLC 330 East Kilbourn Avenue, Suite 850, Milwaukee, Wisconsin 53202	1,578,562	(s)	6.5%
Federated Investors, Inc. Federated Investors Tower, Pittsburgh, PA 15222-3779	1,334,800	(p)(s)	5.5%
Gruber and McBaine Capital Management, LLC 50 Osgood Place, Penthouse, San Francisco, CA 94133	1,477,917	(q)(s)	6.1%
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, Texas 76102	1,275,475	(s)	5.3%
Westcliff Capital Management, LLC 200 Seventh Avenue, Suite 105, Santa Cruz, CA 95062	1,382,377	(r)(s)	5.7%
William Blair & Company, L.L.C. 222 W Adams Chicago, IL 60606	2,605,761	(s)	10.8%
All directors and executive officers as a group (12 persons)	5,021,658	(t)	19.3%

--------------------

*	Less than 1%
(a)

Applicable percentage of ownership is based on 24,234,079 shares of Class A Common Stock outstanding as of July 23, 2007 together with all applicable options, warrants and other securities convertible into shares of our Class A Common Stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after

July 23, 2007 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown.

(b)	Unless otherwise indicated, the business address of each person named in the table is c/o Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.
(c)

Includes 763,811 shares of Class B Common Stock held by Mr. Mayo, 100,000 shares of Class A common stock held by Mr. Mayo’s spouse, of which Mr. Mayo disclaims beneficial ownership, and 12,000 shares of Class A common stock held for the account of Mr. Mayo’s grandchildren, the custodian of which accounts is Mr. Mayo’s spouse, of which Mr. Mayo also disclaims beneficial ownership. In addition, Mr. Mayo holds 21,127 shares of Class A Common Stock and 400,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options. The holder of each share of Class B Common Stock is entitled to ten (10) votes per share. Including the voting rights of Mr. Mayo’s shares of Class B Common Stock, Mr. Mayo may exercise up to 24.4% of the total voting power of our Common Stock. Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.

(d)	Includes 120,000 shares of Class A common stock underlying options that may be acquired upon exercise of such options.
(e)	Represents shares of Class A common stock underlying options that may be acquired upon exercise of such options.
(f)	Includes 190,000 shares of Class A common stock underlying options that may be acquired upon exercise of such options.
(g)	Includes 135,186 shares of Class A common stock underlying options that may be acquired upon exercise of such options.
(h)

Mr. Clevenger is a managing director of MidMark and a managing member of MidMark Advisors II, LLC. Includes 10,000 shares of Class A Common Stock owned directly, 30,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, and 1,814,879 shares owned by MidMark of which Mr. Clevenger disclaims beneficial ownership.

(i)	Represents shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.
(j)

Represents 29,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, and 338,496 shares owned by CMNY, for which Mr. Davidoff serves as a director. Other then the 29,000 shares first described, Mr. Davidoff disclaims beneficial ownership of such shares.

(k)

Mr. Finlay is a director of MidMark. Includes 8,414 shares of Class A Common Stock owned directly, 30,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, and 1,814,879 shares owned by MidMark of which Mr. Finlay disclaims beneficial ownership.

(l)

Includes 22,571 shares of Class A Common Stock held by Mr. Marks and 497,657 shares of Class A Common Stock held by Mr. Marks’ spouse and 35,906 shares of Class A Common Stock held by Mr. Marks’ spouse as custodian for their minor children and minor relatives.

(m)	Includes 10,000 shares of Class A common stock underlying options that may be acquired upon exercise of such options.
(n)	Includes beneficial ownership by MidMark Advisors II, LLC, the general partner of MidMark Equity Partners II, L.P.
(o)

Includes beneficial ownership as follows: 411,847 shares of Class A Common Stock held by Alydar Capital, LLC; 415,933 shares of Class A Common Stock held by Alydar Fund Limited (“Alydar Ltd”); and 601,420 shares of Class A Common Stock held by Alysheba Fund Limited (“Alysheba”). Alydar Partners, LLC is the

investment manager of Alydar Ltd and Alysheba. John A. Murphy, an individual, is managing member of Alydar Capital, LLC and Alydar Partners, LLC. Mr. Murphy and Alydar Partners, LLC disclaim beneficial ownership of these securities.

(p)	Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue may each be deemed to beneficially own these securities.
(q)

Gruber & McBaine Capital Management, LLC (“GMCM”) is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of these securities. Jon D. Gruber (“Gruber”) and J. Patterson McBaine (“McBaine”) are the managers, controlling persons and portfolio managers of GMCM. Gruber and McBaine may each be deemed to beneficially own these securities.

(r)

Westcliff Capital Management, LLC (“Westcliff LLC”), as investment manager of various client accounts of Westcliff LLC, and Richard S. Spencer III, as Westcliff LLC’s manager and majority owner, may be deemed to beneficially own these securities.

(s)	Based solely on the numbers of shares reported in the most recent Schedule 13D or Schedule 13G, as amended, if applicable, filed by such stockholder with the SEC through July 23, 2007.
(t)

Includes 1,016,186 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options and 763,811 shares of Class A Common Stock underlying outstanding shares of Class B Common Stock that may be acquired upon conversion of such Class B Common Stock.

CLASS B COMMON STOCK
	Shares Beneficially Owned(a)
Name (b)	Number	Percent
A. Dale Mayo	763,811	100.0%
All directors and executive officers as a group (one person)	763,811	100.0%

--------------------

(a)

Applicable percentage of ownership is based on 763,811 shares of Class B Common Stock outstanding as of July 23, 2007. There are no shares of Class B Common Stock subject to options, warrants or other convertible securities. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Class B Common Stock shown. The holder of each share of Class B Common Stock is entitled to ten (10) votes per share. Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.

(b)	The business address of the person named in the table is c/o Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are A. Dale Mayo, President, CEO and Chairman, Jeff Butkovsky, SVP – Chief Technology Officer (“CTO”), Kevin J. Farrell, SVP - Facilities and a member of the Board, Charles Goldwater, SVP, Gary S. Loffredo, SVP – Business Affairs, General Counsel, Secretary and a member of the Board, and Brian D. Pflug, SVP – Accounting and Finance. Biographical information for Messrs. Mayo, Farrell and Loffredo is included above in Proposal One.

Charles Goldwater, 56, has been the Company’s SVP and President of the Media Services Group since July 2006 and the President and COO of Christie/AIX, Inc. (“CAIX”), the Company’s indirectly wholly-owned subsidiary since August 2005. From 2002 to 2005, Mr. Goldwater was the CEO of Digital Cinema Initiatives, LLC (“DCI”) a joint venture of seven motion picture studios: Buena Vista Pictures Distribution (Disney), Twentieth Century Fox Film Corporation (Fox), Metro-Goldwyn-Mayer, Paramount Pictures, Sony Pictures Entertainment, Universal Studios, and Warner Bros. Studios. Prior to DCI, Mr. Goldwater’s 30-year career focused principally on the exhibition side of the film industry, where he held senior management positions with USA Cinemas and National

Amusements, and with Loews Theatres. Mr. Goldwater also served as President/CEO of Mann Theatres in Los Angeles and as President of Cablevision Cinemas.

Jeff Butkovsky, 47, has been the Company’s SVP – CTO since May 2004 and was the Company’s SVP -- Managed Services from October 2000 to May 2004. Previously, Mr. Butkovsky was Eastern Regional Director for LogicStream, Inc., a managed service provider and colocation company from March 2000 to October 2000. He served as a sales executive with Auspex Systems, Inc., a network attached storage company, from June 1999 to March 2000. Mr. Butkovsky was the Northeast Regional Director of Micron Electronics Incorporated from May 1996 to June 1999.

Brian D. Pflug, 40, has been the Company’s SVP -- Accounting and Finance since January 2003. From September 2000 to December 2002, he had been the Company’s Vice President -- Controller. From July 1998 to September 2000, Mr. Pflug was the Controller of Cablevision Cinemas, where he was responsible for all accounting functions, including financial reporting, payroll and accounts payable. Prior to that, Mr. Pflug was employed for four years at GPU, Inc. (which later merged with FirstEnergy Corp.), a large energy provider, in the areas of SEC reporting and accounting research. Mr. Pflug began his career as an auditor at Coopers & Lybrand and is a Certified Public Accountant.

The following table sets forth certain information concerning compensation received by the Company’s CEO and its four other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year (the “Named Executives”).

	SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

A. Dale Mayo	2007	600,078	500,000	-	-	38,322 (5)	1,138,400
President, CEO and Chairman

Charles Goldwater	2007	240,417	18,000	21,720	65,876	21,022	367,035
SVP, President-MSG, President and COO of CAIX

Gary S. Loffredo	2007	250,000	13,750	9,503	-	19,297	292,550
SVP – Business Affairs, General Counsel and Secretary

Jeff Butkovsky	2007	225,000	15,000	10,860	-	15,560	266,420
SVP - CTO

Brian D. Pflug	2007	200,000	3,000	14,933	-	16,012	233,945
SVP – Accounting and Finance

(1)	Reflects amounts earned during such fiscal year.
(2)

Reflects restricted stock awards to be granted under the Plan, which are subject to the stockholders’ approval of Proposal Two discussed previously using the last reported closing price per share of the Class A Common Stock as reported by NASDAQ on March 31, 2007 of $5.43.

(3)

Reflects stock options granted under the Plan at their fair value in accordance with Statement of Financial Accounting Standards 123(R) and was calculated using a Black-Scholes option valuation model. Material terms of such options are set forth under the Outstanding Equity Awards Table.

(4)

Includes automobile allowances paid by the Company and the Company’s matching contributions under its 401(k) plan and the premiums for group term life insurance paid by the Company. Under its 401(k) plan, the Company automatically matches 50% of the first 6% of employee contributions (on a per-payroll period basis) or the statutory annual limit set by the Internal Revenue Service.

(5)

Excludes premiums for one ten-year term life insurance policy, in the benefit amount of $5 million, under which the Company is the beneficiary and also excludes the premiums for an additional ten-year term life insurance policy in the benefit amount of $5 million, under which the proceeds of the policy are to be used to repurchase, after reimbursement of all premiums paid by the Company, shares of the Company’s capital stock held by Mr. Mayo’s estate.

Employment agreements and arrangements between the Company and Named Executives

A. Dale Mayo. In December 2005, the Company entered into an amended and restated employment agreement (the “Agreement”) with A. Dale Mayo. The Agreement with Mr. Mayo supercedes the terms and conditions of his existing employment agreement (the “Original Agreement”) and extends the term of his employment to December 31, 2008, however, it will be automatically renewed for successive one-year terms unless written notice is given by either the Company or Mr. Mayo at least six months prior to the end of the term (as may be extended) that such party desires to terminate the Agreement. Under the Original Agreement, Mr. Mayo received an annual base salary of $250,000 and annual bonuses equal to 3.5% of the Company’s annual gross revenue up to $10 million and 2% of any annual gross revenues in excess of $10 million. Under the new agreement, the Company paid Mr. Mayo a salary at the rate described in the Original Agreement for the remainder of 2005, and commenced paying him at the rate of $600,000 per year on January 1, 2006, subject to increase for calendar years after 2006 in the discretion of the Compensation Committee. Beginning in 2006, Mr. Mayo also began receiving a minimum guaranteed bonus of $240,000 per year, payable in equal monthly installments. Under the Agreement, Mr. Mayo has agreed to not disclose or use any confidential information of the Company and, for a period of one year after the termination or expiration of his agreement, not to compete with the Company, within certain geographical limitations. The Company may terminate Mr. Mayo’s employment if Mr. Mayo is convicted of theft or embezzlement, fraud, unauthorized appropriation of any assets or property or any felony involving dishonesty or moral turpitude. In the event of such termination, the Company will pay only any earned but unpaid salary up to the date of termination. If the Company terminates Mr. Mayo for any other reason, Mr. Mayo will be entitled to receive his salary, including bonuses, until the scheduled expiration of the Agreement, during which time Mr. Mayo will be obligated to seek other employment. In addition, on June 15, 2006, Mr. Mayo entered into an employment agreement with Christie/AIX, Inc., an indirectly wholly-owned subsidiary of the Company (“Christie/AIX”), pursuant to which he serves as CEO of Christie/AIX but for which he receives no compensation in addition to that which he receives from the Company.

Kevin J. Farrell. In April 2000, the Company entered into an employment agreement with Kevin Farrell. The employment agreement provides for the Company’s payment of an annual base salary of $100,000, which amount was increased to $112,500 and $116,250 on January 1, 2004 and 2005, respectively, and $123,750, $133,750 and $143,750 on April 1, 2005, 2006 and 2007, respectively. A bonus may be granted in the sole discretion of the Board. The employment agreement expires on December 31, 2006; however, it will be automatically renewed for successive one-year terms unless written notice is given by either the Company or Mr. Farrell at least 120 days prior to the end of the term (as it may be extended) that such party desires to terminate the agreement. Mr. Farrell’s employment will terminate on his death, disability or termination for cause (as defined therein). In addition, Mr. Farrell has entered into a confidentiality, non-solicitation and non-compete agreement with the Company, under which Mr. Farrell has agreed to not disclose or use any confidential information of the Company, to assign all intellectual property made, developed or conceived by Mr. Farrell in connection with his employment by the Company and to not compete with, or to solicit employees from, the company for a period of one year after his employment agreement is terminated or expires.

Charles Goldwater. The company has not entered into a written employment agreement with Mr. Goldwater. Effective April 1, 2007, Mr. Goldwater’s annual base salary was increased to $350,000.

The following table sets forth certain information concerning outstanding equity awards of the Company’s Named Executives at the end of the Last Fiscal Year.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2007
OPTION AWARDS					STOCK AWARDS (15)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
A. Dale	100,000 (2)		7.04	6/9/2015
Mayo	300,000 (3)		10.89	12/15/2015
Charles	25,000 (2)		10.07	8/2/2015
Goldwater	10,000 (2)		9.98	10/26/2015
	10,000 (4)		10.25	3/8/2016
		10,000 (5)	9.45	10/3/2016
					4,000	21,720
Gary S.	50,000 (6)		7.50	8/2/2010
Loffredo	20,000 (7)		5.00	2/28/2012
	20,000 (8)		2.50	12/18/2012
	50,000 (9)		5.00	11/4/2013
	40,000 (10)		3.60	1/13/2015
	10,000 (4)		10.25	3/8/2016
					1,750	9,503
Jeff	5,000 (11)		12.50	10/30/2010
Butkovsky	10,000 (7)		5.00	2/28/2012
	10,000 (12)		7.50	7/12/2012
	10,000 (8)		2.50	12/18/2012
	30,000 (9)		5.00	11/4/2013
	45,000 (10)		3.60	1/13/2015
	10,000 (4)		10.25	3/8/2016
					2,000	10,860
Brian D.	186 (13)		8.06	6/1/2010
Pflug	5,000 (13)		7.50	6/1/2010
	10,000 (14)		12.50	12/12/2010
	10,000 (7)		5.00	2/28/2012
	10,000 (8)		2.50	12/18/2012
	50,000 (9)		5.00	11/4/2013
	40,000 (10)		3.60	1/13/2015
	10,000 (4)		10.25	3/8/2016
					2,750	14,933

(1)	Reflects stock options granted under the Company’s First Amended and Restated 2000 Stock Option Plan.
(2)	Of such options, the entire amount vested on March 8, 2006.
(3)	Of such options, 107,753 options vested on March 8, 2006 and the remaining amount vested on September 14, 2006.
(4)	Of such options, the entire amount vested on September 14, 2006.
(5)	Of such options, one-third will vest on October 3 of each of 2007, 2008 and 2009.
(6)	Of such options, one-third vested on August 2 of each of 2001, 2002 and 2003.
(7)	Of such options, one-third vested on February 28 of each of 2003, 2004 and 2005.
(8)	Of such options, one-third vested on December 18 of each of 2003, 2004 and 2005.
(9)	Of such options, one-third vested on November 4 of each of 2004 and 2005 and the remaining vested on March 8, 2006.
(10)	Of such options, the entire amount vested on December 1, 2005.
(11)	Of such options, one-third vested on October 30 of each of 2001, 2002 and 2003.
(12)	Of such options, one-third vested on July 12 of each of 2003, 2004 and 2005.
(13)	Of such options, one-third vested on June 1 of each of 2001, 2002 and 2003.

(14)	Of such options, one-third vested on December 12 of each of 2001, 2002 and 2003.
(15)

Reflects restricted stock awards to be granted under the Plan, which are subject to the stockholders’ approval of Proposal Two discussed previously using the last reported closing price per share of the Class A Common Stock as reported by NASDAQ on March 31, 2007 of $5.43.

Directors

The following table sets forth certain information concerning compensation received by the Company’s Directors for services rendered as a director during the Last Fiscal Year.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wayne L. Clevenger	-	-	54,822	-	-	-	54,822
Gerald C. Crotty	-	-	54,822	-	-	-	54,822
Robert Davidoff	-	-	54,822	-	-	-	54,822
Matthew W. Finlay	-	-	54,822	-	-	-	54,822
Robert E. Mulholland	-	-	54,822	-	-	-	54,822

(1)	Reflects option grants earned during the Last Fiscal Year but not issued until June 25, 2007.
(2)	Reflects stock options granted under the Plan at their fair value in accordance with Statement of Financial Accounting Standards 123(R) and was calculated using a Black-Scholes option valuation model.

Messrs. Farrell and Marks are both directors of the Company. Mr. Farrell is also an officer of the Company, Mr. Marks was also an officer of the Company during a portion of the Last Fiscal Year. Neither is a Named Executive and neither received any compensation for services as a director during the Last Fiscal Year.

EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of March 31, 2007, regarding the shares of AccessIT’s Class A Common Stock and AccessDM’s common stock authorized for issuance under their respective equity compensation plans.

Plan	Number of shares of common stock issuable upon exercise of outstanding options	Weighted average of exercise price of outstanding options	Number of shares of common stock remaining available for future issuance
AccessIT Amended and Restated 2000 Stock Option Plan (“the Plan”) approved by shareholders	1,596,497 (1)	$7.90	589,186 (1)
AccessIT compensation plans not approved by shareholders	N/A	N/A	N/A
AccessDM compensation plan approved by AccessDM’s shareholders	1,055,000 (2)(4)	$0.95 (3)	945,000 (2)
AccessDM compensation plans not approved by AccessDM’s shareholders	N/A	N/A	N/A

(1)	Shares of AccessIT Class A Common Stock.
(2)	Shares of AccessDM common stock.
(3)	Since there is no public trading market for AccessDM’s common stock, the fair market value of AccessDM’s common stock on the date of grant was determined by an appraisal of such options.
(4)	As of March 31, 2007, there were 50,000,000 shares of AccessDM’s common stock authorized and 19,213,758 shares of AccessDM’s common stock issued and outstanding.

AccessIT stock option plan

Our Board adopted the Plan on June 1, 2000 and, in July 2000, our shareholders approved the Plan by written consent. Under the Plan, we may grant both incentive and non-statutory stock options to our employees, non-employee directors and consultants. The primary purpose of the Plan is to enable us to attract, retain and motivate our employees, non-employee directors and consultants. On June 9, 2005, the Board approved the expansion of the Plan from 850,000 to 1,100,000 options, which was approved by the shareholders at the Company’s 2005 Annual Meeting held on September 15, 2005. On July 6, 2006, the Board approved the expansion of the Plan from 1,100,000 to 2,200,000 options, which was approved by the shareholders at the Company’s 2006 Annual Meeting held on September 14, 2006. As of March 31, 2007, there were 1,596,497 options outstanding to purchase shares of Class A Common Stock, and there were options to purchase 589,186 shares of Class A Common Stock available for grant under the Plan.

More information about the Plan is provided in connection with Proposal Two discussed previously.

AccessDM stock option plan

AccessDM’s Board adopted its stock option plan (“the AccessDM Plan”) on May 13, 2003 and its shareholders approved the AccessDM Plan on May 13, 2003. Under the AccessDM Plan, AccessDM grants stock options to its employees, non-employee directors and consultants. The AccessDM Plan authorizes up to 2,000,000 shares of AccessDM common stock for issuance upon the exercise of options granted under the AccessDM Plan. As of March 31, 2007, AccessDM has issued options to purchase 1,055,000 of its shares to employees, and there were options to purchase 945,000 shares of AccessDM common stock available for grant under the AccessDM Plan.

Under the AccessDM Plan, stock options covering no more than 500,000 shares may be granted to any participant in any single calendar year and no participant may be granted ISOs with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year. Stock options granted under the AccessDM Plan expire ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of ISOs granted to shareholders who own greater than 10% of the total combined voting power of AccessDM and are subject to restrictions on transfer. Stock options granted under the AccessDM Plan vest generally over periods up to three years. The AccessDM Plan is administered by AccessDM’s Board.

The AccessDM Plan provides for the granting of ISOs with exercise prices of not less than 100% of the fair market value of AccessDM’s common stock on the date of grant. ISOs granted to holders of more than 10% of the total combined voting power of AccessDM must have exercise prices of not less than 110% of the fair market value of AccessDM common stock on the date of grant. ISOs and non-statutory stock options granted under the AccessDM Plan are subject to vesting provisions, and exercise is subject to the continuous service of the participants. The exercise prices and vesting periods (if any) for non-statutory options are set at the discretion of AccessDM’s Board. Upon a change of control of AccessDM, all stock options (incentive and non-statutory) that have not previously vested will vest immediately and become fully exercisable. In connection with the grants of stock options under the AccessDM Plan, AccessDM and the participants have executed stock option agreements setting forth the terms of the grants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Common Stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in the Company’s Last Fiscal Year, except for the following: Mr. Goldwater failed to timely file a Form 4 regarding one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board’s Audit Committee (“Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-KSB, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 31, 2007 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Matthew W. Finlay, Chairman

Wayne L. Clevenger

Robert Davidoff

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

Eisner served as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended March 31, 2007 and the Board has appointed Eisner to do so again for the fiscal year ending March 31, 2008.

The Company’s Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by Eisner for the fiscal years ended March 31, 2006 and 2007. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality. Specifically, the Audit Committee has pre-approved the use of Eisner for detailed, specific types of services within the following categories of non-audit services: acquisition due diligence and audit services; tax services; and reviews and procedures that the Company requests Eisner to undertake on matters not required by laws or regulations. In each case, the Audit Committee has required management to obtain specific pre-approval from the Audit Committee for any engagements.

The aggregate fees billed for professional services by Eisner for these various services were:

	For the fiscal years ended March 31,
Type of Fees	2006	2007

(1) Audit Fees	$175,083	$270,632
(2) Audit-Related Fees	96,000	102,235
(3) Tax Fees	183,445	182,465
(4) All Other Fees	-	-
	$454,528	$555,332

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Eisner for professional services for the audit of the Company’s consolidated financial statements included in Form S-3 and Form 10-KSB and review of consolidated financial statements incorporated by reference into Form S-3 and Form S-8 and included in Form 10-QSBs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories. All of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with the Audit Charter.

Appendix A

SECOND AMENDED AND RESTATED

2000 EQUITY INCENTIVE PLAN

OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

Section 1.           Purpose. The purpose of the Second Amended and Restated 2000 Equity Incentive Plan (hereinafter referred to as the “Plan”) is to (a) advance the interests of Access Integrated Technologies, Inc. (the “Company”) and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long term growth and profitability of the Company; (b) assist the Company and its subsidiaries and affiliates in attracting, retaining, and developing highly qualified employees for the successful conduct of their business; and (c) make the Company’s compensation program competitive with those of other major employers.

Section 2.	Definitions.

2.1       A “Change in Control” of the Company shall be deemed to occur if any of the following circumstances shall occur upon:

(a)        the acquisition in one or more transactions by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of beneficial ownership of in excess of fifty percent (50%) of the then-outstanding Company Voting Securities (as defined below) (on a fully diluted basis); provided, however, that the term “Change in Control” shall not include any such acquisition by any entity with respect to which, following such acquisition, more than 50% of the then-outstanding shares of voting stock of such entity is then beneficially owned, directly or indirectly, by individuals and entities who were beneficial owners of the then-outstanding Company Voting Securities (and/or options, warrants or other rights to acquire Company Voting Securities) immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the then-outstanding Company Voting Securities (and/or options, warrants or other rights to acquire Company Voting Securities); or

(b)        the consummation of a Merger (as defined below), unless, following such Merger, stock possessing at least fifty percent (50%) of the total combined voting power of the issued and outstanding shares of all classes of Company Voting Securities of the corporation resulting from such Merger is beneficially owned, directly or indirectly, by individuals and entities who were beneficial owners of the then-outstanding Company Voting Securities immediately prior to such Merger in substantially the same proportion as their ownership immediately prior to such Merger; or

(c)        individuals who are members of the Board as of the Effective Date of this Agreement (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the date of this Agreement whose appointment to the Board or nomination for election by the Company was approved by a vote of at least a majority of the Incumbent Directors then in office (unless such appointment or election was at the request of an unrelated third party who has taken steps reasonably calculated to result in a Change in Control as described in paragraphs (a) or (b) of this Section 2.1 and who has indicated publicly an intent to seek control of the Company) shall be treated from the date of his appointment or election as an Incumbent Director; or

(d)	consummation of a complete liquidation or dissolution of the Company.

(e)        For purposes of this Section 2.1, “Company Voting Securities” shall mean the combined voting power of all outstanding classes of common stock of the Company and all other outstanding securities of the

Company entitled to vote generally in the election of directors of the Company and “Merger” shall mean any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

2.2	“Code ” means the Internal Revenue Code of 1986, as now or hereafter amended.

2.3       “ Committee” shall mean the Compensation Committee of the Board of Directors of the Company or such other Committee appointed by the Board for the purpose of administering this Plan comprised solely of two or more members of the Board who qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act, as “outside” directors within the meaning of § 162(m) of the Code, and as “independent” directors within the meaning of NASDAQ Rule 4200(b)(15).

2.4        “ Eligible Person” means such officers, key employees, directors and consultants of the Company as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of an Eligible Person in any year shall not require the Committee to designate such person to receive awards or grants in any other year. The Committee shall consider such factors as it deems pertinent in selecting Eligible Persons and in determining the type and amount of their respective awards or grants.

2.5	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.6       “ Executive Officer” shall mean an Officer of the Company, as such term is defined within the meaning of the Exchange Act or for purposes of Section 16 of the Exchange Act.

2.7       “ Incentive Stock Option” means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with Section 422 of the Code.

2.8       “ Market Price” is the closing price of the Class A Common Stock of the Company as reported on the Nasdaq Global Market or such other primary market or exchange on which the Class A Common Stock may, from time to time, trade (the “Market”), on the date for which a Market Price is to be determined under this Plan.

2.9       “ Non-Qualified Stock Option” means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

2.10	“Participant ” shall mean an individual selected to participate in the Plan pursuant to Section 3.
2.11	“Performance Award” shall mean a payment pursuant to Section 8 herein.

2.12      “Permanent Disability” means (a) for employees, the Participant being deemed to have suffered a disability that makes the Participant eligible for immediate benefits under any long-term disability plan of the Company, as in effect from time to time, and (b) for consultants or directors, that a consultant or director, as the case may be, is unable to perform his or her duties due to a physical or mental impairment that is expected to last at least twelve (12) months or result in death, as determined by the Committee with the advice of a physician selected by the Committee.

2.13       “ Restricted Stock” means Stock of the Company subject to restrictions on the transfer of such Stock, conditions for forfeiture of such Stock, or any other limitations or restrictions as determined by the Committee.

2.14	“Stock ” shall mean the Class A Common Stock, $0.001 par value, of the Company.

2.15      “Stock Appreciation Right” or “SAR Award” shall mean an award representing the unfunded and unsecured right to receive cash or Stock, or a combination thereof, with a value equal to the excess (if any) of the Market Price on the date of exercise over the base price specified in the relevant SAR Award.

2.16      “Subsidiary ” and “Affiliate” of the Company each shall mean any entity in which the Company has a 50% or greater ownership interest, directly or indirectly.

Section 3.           Participation. The Participants in the Plan shall be those Eligible Persons who are selected to participate in the Plan by the Committee. Any Eligible Person, or each member of any group of Eligible Persons, to whom the Committee by resolution has granted an award (or as to whom the Committee has delegated to the Chief Executive Officer the right to allocate awards pursuant to Section 4) shall be deemed a Participant with respect to such award.

Section 4.           Administration. The Plan shall be administered and interpreted by the Committee, which shall have sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive and binding upon all Participants. The Committee may request advice or assistance or employ such persons (including without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall (i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants; (iii) set the exercise price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (iv) delegate to the Chief Executive Officer of the Company the right to allocate awards among Eligible Persons who are not Executive Officers of the Company, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

Section 5.	Awards.

5.1        Types of Awards. Awards under this Plan may be in any of the following forms (or a combination thereof) (i) stock option awards; (ii) stock appreciation rights; (iii) Stock or Restricted Stock; or (iv) Performance Awards. All awards shall be made pursuant to award agreements between the Participant and the Company. The agreements shall be in such form as the Committee approves from time to time.

5.2        Maximum Amount Available. The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 2,200,000 shares. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted (i) any shares which have been forfeited; (ii) any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been cancelled by the Participant or the Company; and (iii) any shares otherwise deliverable to a Participant or his/her transferee upon exercise of an option, or upon the grant or vesting of a Stock Award (as defined in Section 8.1), which are withheld by the Company in order to satisfy tax withholding or exercise price obligations. In addition, there shall be credited to the number of authorized shares remaining for grant or option under this Plan, any share which is delivered to the Company by a Participant or his/her transferee in satisfaction of tax withholding or exercise payment obligations.

5.3        Adjustment in the Event of Recapitalization, etc. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals and award type, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

Section 6.	Stock Options.

6.1        Award Types. The Company may award options to purchase the Common Stock of the Company (hereinafter referred to as “Stock Option Awards”) to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award, and designate in the grant, whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

6.2        Per-Participant Limits. The maximum number of shares of Stock with respect to which Stock Option Awards may be granted, together with the number of shares of Stock with respect to which freestanding SAR Awards may be granted, under this Plan during any calendar year to any Participant is 500,000 except in the case of a multi-year grant, in which case the maximum number of shares for the Participant shall be 500,000 times the number of years during which the Participant is not to receive any additional grants of Stock Option Awards or SAR Awards.

6.3        Exercise Price. The exercise price of each share of Stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the Stock of the Company on the date the award is granted as reported on the Market. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant’s employer or a parent or subsidiary of the employer, the exercise price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

6.4        Repricing. Without the prior approval of the Company’s shareholders, (a) the exercise price of any Stock Option Award granted pursuant to this Plan shall not be changed following the date of its grant, other than such equitable changes as may arise in connection with the adjustments permitted under Section 5.3 and no Stock Option Award may be cancelled and replaced with a new Stock Option Award with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option.

6.5        Transferability. A Participant's rights and interest to Stock Option Awards may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's beneficiary as designated on file with the Company, or, in the absence of such a beneficiary designation (or if the beneficiary has pre-deceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant’s estate with respect to the disposition or exercise of such options), may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.

6.6        Duration of Stock Option Awards. A Stock Option Award by its terms shall be of no more than ten (10) years’ duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participant’s employer or a parent or subsidiary of the employer shall by its terms be of no more than five (5) years’ duration.

6.7	Initial Vesting.
(a)	A Stock Option Award by its terms shall be exercisable only after the earliest of:

(i)        such period of time as the Board of Directors or the Committee shall determine and specify in the grant;

(ii)	the Participant’s death; or
(iii)	a Change in Control of the Company.

In the event of the Participant’s Permanent Disability or the termination by the Company of the Participant’s employment other than for cause, a Stock Option Award shall not be exercisable at the time of such event but shall become exercisable at the time specified in clauses (i), (ii) and (iii) above.

(b)        The Board of Directors or the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), to permit the exercise of any Option prior to the time such Option would otherwise become exercisable under its terms.

6.8        Exercise Period. Unless otherwise provided in the option agreement for any Stock Option Award, such Stock Option Award is only exercisable by a Participant, while the Participant is in active employment with the Company, or its Subsidiary or Affiliate, except:

(i)        in the event of the termination of employment of the Participant by the Participant or the Company for any reason whatsoever other than death or Permanent Disability, (A) any vested Stock Option Awards which were not exercised prior to the date of such termination of employment shall terminate on the date that is three (3) months after the date of such termination of employment and shall not be exercisable at any time thereafter and (B)any nonvested Stock Option Awards as of the date of such termination of employment shall terminate on such date and shall not be exercisable at any time thereafter. For purposes of this Section 6.8, termination of employment with respect to a Participant who is a director or consultant and who is not otherwise an employee of the Company shall mean voluntary or involuntary termination of Board service or the consulting relationship, as the case may be, for any reason.

(ii)        in the event of the termination of the employment of the participant by reason of death or Permanent Disability, any Stock Options Awards that were vested prior to the date of such termination (and which were not previously exercised), together with any other Stock Option Awards designated in writing by the Board or the Committee, shall terminate on the earliest of (i) one hundred eighty days after the date of such termination, or (ii) the last day of the term of such Stock Option Award. Any Stock Option Awards that were not vested prior to the date of such termination shall terminate as of the date of such termination and shall not be exercisable at any time thereafter;

(iii)       in the case of termination by the Participant or the Company of the Participant’s employment within two (2) years after a Change in Control of the Company, unless such termination of employment is for cause, the Stock Option Award shall remain exercisable during a three-year period commencing on the effective date of termination; or

(iv)       if the Board of Directors or the Committee decides that it is in the best interest of the Company to permit individual exceptions.

In no event may a Stock Option Award be exercised after its expiration date.

6.9        Manner of Exercise. A Stock Option Award may be exercised by the Participant with respect to part or all of the shares subject to the option by giving written notice to the Company or its designee of the exercise of the option according to such procedures as the General Counsel may establish.

6.10       Payment of Exercise Price. The exercise price for the shares for which an option is exercised shall be paid by the exerciser within ten (10) business days after the date of exercise and the terms of the Stock Option Award may provide that the exercise price may be paid:

(a)	in cash;

(b)        in whole shares of Stock of the Company owned by the exerciser prior to exercising the option;

(c)        by having the Company withhold shares that otherwise would be delivered to the exerciser pursuant to the exercise of the option in an amount equaling in value the exercise price;

(d)        in a combination of either cash and delivery of shares, or cash and withholding of shares; or

(e)        by whatever other means the Committee may deem appropriate, other than by a loan by the Company to the exerciser.

The Company shall establish procedures in connection with payments pursuant to (b), (c), (d), and (e) above, to ensure that the Plan does not become subject to variable accounting by virtue of such payment methods. The value of any share of Stock delivered or withheld in payment of the exercise price shall be its Market Price on the date the option is exercised.

6.11       Limits on Incentive Stock Options. The aggregate fair market value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company (or by any subsidiary or parent of the Company), shall not exceed $100,000. The fair market value of such shares of Stock shall be the mean closing price of the Stock as reported on the Market on the date the related Stock Option Award is granted.

6.12       Payment of Taxes. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a Stock Option Award, whether exercised by the Participant or his/her transferee, a Participant or the Participant’s estate shall pay to the Company the amount of tax to be withheld, or may elect to satisfy such obligation:

(a)        by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to exercising the option;

(b)        by making a payment to the Company consisting of a combination of cash and such shares of Common Stock; or

(c)        if the exerciser is the grantee Participant, by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option for which the tax is being withheld, provided that withholding by such method shall be limited to the minimum required applicable tax withholding.

Such an election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election. Any such election must be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 6.12 shall be the Market Price on the date used to determine the amount of tax to be withheld.

Section 7.	Stock Appreciation Rights.

7.1        Grant of SAR Awards. An SAR Award may be granted to any Eligible Person selected by the Compensation Committee.

7.2        Per-Participant Limits. The maximum number of shares of Stock with respect to which freestanding SAR Awards may be granted, together with the number of shares of Stock with respect to which Stock Option Awards may be granted, under this Plan during any calendar year to any Participant is 500,000 except in the case of a multi-year grant, in which case the maximum number of shares for the Participant shall be 500,000 times the number of years during which the Participant is not to receive any additional grants of Stock Option Awards or SAR Awards. For purposes of this Section 7.2, a Stock Option Award and a tandem SAR will be treated as a single award.

7.3        Base Price. The Board of Directors or the Committee shall, in its sole discretion, prescribe the base price under each SAR Award; provided, however, that the base price per share under a SAR Award shall not be less than the Market Price per share of Stock on the date of grant.

7.4        Vesting; Term of SAR Award. The Board of Directors or the Committee shall, in its sole discretion, prescribe the time or times at which, and the conditions upon which, each SAR Award shall become vested and exercisable. Such vesting requirements may be based on the continued employment of the applicable Participant with the Company, the attainment of specified performance measures or other conditions established by the Board of Directors or the Committee, in its sole discretion. The Board of Directors or the Committee shall, in its sole discretion, prescribe the term of each SAR Award; provided, however, that (a) a tandem SAR shall have the same vesting terms and requirements as the Stock Option Award to which it relates and (b) no SAR Award shall have a term that is longer than ten years after the applicable date of grant.

7.5        Exercise of SAR Award. Subject to such terms and conditions as may be prescribed by the Board of Directors or the Committee, in its sole discretion, or set forth in this Plan, an SAR Award may be exercised in whole or in part at any time during the term thereof by written notice to the Company. Upon exercise of an SAR Award in whole or in part, the applicable Participant shall be entitled, at the sole discretion of the Board or Directors or the Committee, to receive cash or such number of Shares, or a combination thereof, that in the aggregate have a value equal to the excess, if any, of (i) the Market Price of the Stock underlying such SAR Award or the part thereof exercised as of the date of exercise over (ii) the aggregate base price applicable to such Stock.

7.6	Initial Vesting.
(a)	An SAR Award by its terms shall be exercisable only after the earliest of:

(i)        such period of time as the Board of Directors or the Committee shall determine and specify in the grant;

(ii)	the Participant’s death; or
(iii)	a Change in Control of the Company.

In the event of the Participant’s Permanent Disability or the termination by the Company of the Participant’s employment other than for cause, an SAR Award shall not be exercisable at the time of such event but shall become exercisable at the time specified in clauses (i), (ii) and (iii) above.

(b)        The Board of Directors or the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), to permit the exercise of any SAR Award prior to the time such SAR Award would otherwise become exercisable under its terms.

7.7        Exercise Period. Unless otherwise provided in the option agreement for any SAR Award, such SAR Award is only exercisable by a Participant, while the Participant is in active employment with the Company, or its Subsidiary or Affiliate, except:

(i)        in the event of the termination of employment of the Participant by the Participant or the Company for any reason whatsoever other than death or Permanent Disability, (A) any vested SAR Awards which were not exercised prior to the date of such termination of employment shall terminate on the date that is three (3) months after the date of such termination of employment and shall not be exercisable at any time thereafter and (B)any nonvested SAR Awards as of the date of such termination of employment shall terminate on such date and shall not be exercisable at any time thereafter. For purposes of this Section 6.8, termination of employment with respect to a Participant who is a director or consultant and who is not otherwise an employee of the Company shall mean voluntary or involuntary termination of Board service or the consulting relationship, as the case may be, for any reason.

(ii)        in the event of the termination of the employment of the participant by reason of death or Permanent Disability, any SAR Awards that were vested prior to the date of such termination (and which were not previously exercised), together with any other SAR Awards designated in writing by the Board or the Committee, shall terminate on the earliest of (i) one hundred eighty days after the date of such termination, or (ii) the last day of the term of such SAR Award. Any SAR Awards that were not vested prior to the date of such termination shall terminate as of the date of such termination and shall not be exercisable at any time thereafter;

(iii)       in the case of termination by the Participant or the Company of the Participant’s employment within two (2) years after a Change in Control of the Company, unless such termination of employment is for cause, the SAR Award shall remain exercisable during a three-year period commencing on the effective date of termination; or

(iv)       if the Board of Directors or the Committee decides that it is in the best interest of the Company to permit individual exceptions.

In no event may an SAR Award be exercised after its expiration date.

7.8        Tandem or Freestanding Awards. SAR Awards may be awarded in tandem with a Stock Option Award or on a freestanding basis. For purposes

7.9        Transferability. A Participant's rights and interest to SAR Awards may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's beneficiary as designated on file with the Company, or, in the absence of such a beneficiary designation (or if the beneficiary has pre-deceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant’s estate with respect to the disposition or exercise of such options), may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.

7.10       Dividends. The Board of Directors or the Committee may prescribe, in its sole discretion, that a Participant holding an SAR Award shall have the right to receive, with respect to each share of Stock underlying such SAR Award, payments of amounts equal to any and all dividends and distributions paid to stockholders during the term of such SAR Award.

Section 8.	Grants of Stock.

8.1        Award Types. The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Stock or Restricted Stock (hereinafter referred to as a “Stock Award”) to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock or Restricted Stock. Alternatively, the terms of the Stock or Restricted Stock grant may allow for the Participant to satisfy tax withholding obligations by the means set forth in Section 8.7.

8.2        Aggregate and Individual Limits. Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under the Plan pursuant to Stock Awards or Performance Awards shall not exceed 40% of the maximum number of shares of Stock available for award under this Plan as provided in Sections 5.2 and 5.3. In addition, no more than 500,000 shares as a Stock Award shall be granted to one individual in a calendar year unless pursuant to a multi-year award.

8.3        Vesting Periods. A grant of Restricted Stock pursuant to this Section 8 shall be subject to a vesting schedule of one-third (1/3) of the shares of Restricted Stock vesting on each of the first, second and third anniversaries of the date of grant, or such other vesting schedule as the Committee, in its sole discretion, may determine.

8.4        Rights as a Stockholder. The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

8.5        Transferability. Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

8.6        Forfeiture. Upon a termination by the Participant or the Company of the Participant’s employment for any reason during the period any restrictions are in effect, all Restricted Stock held by the Participant and not yet vested shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Company to permit individual exceptions.

8.7        Payment of Taxes. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the grant or vesting of a Stock Award, the Participant shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

(a)        by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the granting or vesting of a Stock Award for which the tax is being withheld;

(b)        by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to the grant or vesting of a Stock Award; or

(c)        by making a payment to the Company consisting of a combination of cash and such shares of Common Stock.

Such an election shall be made prior to the date to be used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 8 shall be the Market Price on the date used to determine the amount of tax to be withheld.

Section 9.	Performance Awards.

9.1        Award Types. The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Common Stock, or other securities of the Company (“Performance Awards”) to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. Performance Awards may be paid in Stock, Restricted Stock, cash or any other form of property as the Committee shall determine.

9.2        Terms and Conditions of Awards. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion except that the performance measurement period shall be a period of at least twelve (12) months. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

9.3        Aggregate and Individual Limits. Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under this Plan pursuant to Performance Awards or Stock Awards shall not exceed 20% of the maximum number of shares of Stock available for award under this Plan as provided in Sections 5.2 and 5.3. In addition, no more than 500,000 shares pursuant to any Performance Awards shall be granted to one individual in a calendar year unless pursuant to a multi-year award.

9.4        Transferability. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this Section 9 prior to the date on which any applicable restriction or performance period established by the Committee lapses.

9.5        Payment of Taxes. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the vesting or payment of Performance Awards, a Participant shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

(a)        by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the vesting or payment of Performance Awards for which the tax is being withheld;

(b)        by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to the vesting or payment of Performance Awards; or

(c)        by making a payment to the Company consisting of a combination of cash and such shares of Common Stock.

Such an election shall be made prior to the date used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 9.5 shall be the Market Price on the date used to determine the amount of tax to be withheld.

Section 10.	General Provisions.

10.1       Assignment. Subject to the provisions of Sections 6.5, 7.9, 8.5 and 9.4, if applicable, any assignment or transfer of any awards without the written consent of the Company shall be null and void.

10.2       No Trust. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

10.3       No Right to Employment. Participation in this Plan shall not affect the Company’s right to discharge a Participant.

10.4	Cancellation and Rescission of Awards.

(a)        The Committee shall have the discretion with respect to any award granted under this Plan to establish upon its grant conditions under which (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award’s exercise may be recovered; provided that such conditions and their consequences are (A) clearly set forth in the grant agreement or other grant document; and (B) fully comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company’s interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company’s applicable policies or the Participant’s terms and conditions of employment.

(b)        The Committee may require, upon exercise, payment or delivery pursuant to an award, that the Participant certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the award grant.

Section 11.	Amendment, Suspension, or Termination.

11.1      The Board of Directors may suspend, terminate, or amend the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without the affirmative vote of a majority of all votes duly cast on the matter at a meeting of the stockholders of the Company (provided that the total votes cast on the matter represent over 50% of the shares entitled to vote on the matter): (a) increase the total number of shares of Stock that may be optioned or granted under this Plan; (b) amend Section 6.4 with respect to re-pricing of Stock Option Awards; (c) change the eligibility requirements for participation in the Plan; or (d) adopt any other material revision to this Plan that would require the approval of the stockholders under the rules promulgated by the Market.

11.2      It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. All grants to, and exercises of options by Executive Officers under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

Section 12.	Governing Law.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

Section 13.	Effective Date and Duration of the Plan.

The Plan was originally adopted on June 1, 2000; was amended and restated on January 7, 2003; and was further amended on September 17, 2003, October 14, 2004, September 15, 2005 and September 14, 2006. This Second Amended and Restated Plan shall be effective as of September 18, 2007. No award shall be granted under this Plan on or after June 1, 2010.

Appendix B

ACCESS INTEGRATED TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

Statement of Policy

The Audit Committee (“Audit Committee”) of Access Integrated Technologies, Inc. (the “Company”) shall provide assistance to the Company’s Board of Directors (the “Board”) in fulfilling its responsibility to the Company’s stockholders, potential stockholders and investment community relating to the integrity of corporate accounting and reporting practices, the quality and integrity of financial reports of the Company and the process for monitoring compliance with laws and regulations and its code of ethics. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the registered public accounting firm and the financial management of the Company.

Organization

1.	The Audit Committee members shall be appointed by the Board.
2.

The Audit Committee shall consist of at least two independent directors. Independence shall be defined in accordance with the Securities and Exchange Commission (“SEC”) guidelines and the Nasdaq Global Market (“NASDAQ”) listing standards.

3.	At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and NASDAQ.
4.	At least one member of the Audit Committee shall be “financially sophisticated” as defined by NASDAQ.
5.	Audit Committee members must be “financially literate” as defined by NASDAQ.
6.	The Board, in its discretion, shall make the determination of the independence and qualifications to serve as a member of the Audit Committee.

Authority

1.

The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee.

2.

The Audit Committee has the sole authority to investigate any matter brought to its attention within the scope of its duties, with the authority to engage and determine funding for independent counsel and other advisers, as it determines necessary to carry out its duties.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to react best to changing conditions and to ensure to the Board and the Company’s stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are appropriate. It should be noted that fundamental responsibility for construction and disclosure of the Company’s financial statements rests with management.

Oversight

1.

Review and reassess the Audit Committee’s responsibilities, independence, functions and the Company’s Audit Committee Charter (the “Audit Committee Charter”); evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and NASDAQ listing standards.

2.	Approve Audit Committee Reports and the Audit Committee Charter as required by the SEC for inclusion in the proxy statement.
3.

Review the qualifications of, and appoint, the registered public accounting firm to be selected to audit the financial statements of the Company. Pre-approve fees for annual audit and non-audit fees, as applicable.

4.	Review related party transactions and other potential conflict of interest situations, as appropriate.
5.

Establish, review and revise, as necessary, procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential, anonymous treatment of such complaints. Engage independent counsel and other advisers, as determined necessary to carry out the Audit Committee’s duties.

6.	Provide sufficient opportunity for the registered public accounting firm to meet with the members of the Audit Committee without members of management present.
7.	Review and approve minutes of all Audit Committee meetings and submit Audit Committee minutes to the Board.

Audit and Financial Reporting

1.	Review and provide feedback on the registered public accounting firm’s plan and scope for the current year audit.
2.	Review results of the annual audit with management and the registered public accounting firm.
3.

Review the financial statements and management’s discussion and analysis contained in the annual report to the Company’s stockholders with management and the registered public accounting firm. Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB.

4.

Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

5.

Review with financial management and the registered public accounting firm all alternative treatments of financial information within United States generally accepted accounting principles that have been discussed with management officials of the Company, the ramifications of using such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm. Determine whether the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the Company’s stockholders.

6.	Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.
7.

As a whole, or through the Audit Committee chair, review with the registered public accounting firm the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the SEC. This review will occur prior to the Company’s filing for the Form 10-QSB.

8.

Obtain from the registered public accounting firm a statement of all required communications under United States Generally Accepted Auditing Standards, including matters required by SAS No. 61 and by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Confirm the registered public accounting firm’s independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the registered public accounting firm.

Compliance and Internal Control

1.	Inquire of management and the registered public accounting firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.
2.

Discuss with management and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company. Obtain a copy of the registered public accounting firm’s management letter.

3.	Review, approve and monitor the Company’s code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.
4.	Review adherence to the Company’s code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act of 1977 and other applicable laws and regulations.
5.	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.
6.

Review the senior officers’ quarterly attestation on financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.

7.

Review the registered public accounting firms’ attestation on the effectiveness of the internal control structure and procedures for financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and discuss with the registered public accounting firm the basis for its conclusions.

AUDIT COMMITTEE MEETING AGENDA

The table below is intended to serve as a guideline to ensure that the Audit Committee adequately fulfills all of its obligations. This document will serve as a supplement to the Audit Committee Charter, organizing Audit Committee activities by topic and meeting dates. The authority and responsibilities enumerated here are consistent with those outlined in the Audit Committee Charter.

	Q1 Aug	Q2 Nov	Q3 Feb	Q4 June	10KSB June
Oversight

1.    Review and reassess the Audit Committee’s responsibilities, independence, functions and Audit Committee Charter; evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and NASDAQ listing standards.

•
2. Approve Audit Committee Reports and the Audit Committee Charter as required by the SEC for inclusion in the proxy statement.					•

3.    Review qualifications of and appoint the registered public accounting firm to be selected to audit the financial statements of the Company. Pre-approve fees for annual audit and non-audit fees as required.

•
4. Review related party transactions and other potential conflict of interest situations, as appropriate.			•

5.    Establish, review and revise, as necessary, procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential anonymous treatment of such complaints. Engage independent counsel and other advisers, as determined necessary to carry out the Audit Committee’s duties.

•
6. Provide sufficient opportunity for the registered public accounting firm to meet with the members of the Audit Committee without members of management present.	•	•	•	•
7. Review and approve minutes of all meetings and submit minutes to the Board.

	Q1 Aug	Q2 Nov	Q3 Feb	Q4 June	10KSB June
Audit and Financial Reporting
8. Review and provide feedback on the registered public accounting firms’ plan and scope for the current year audit.			•
9. Review results of the annual audit with management and the registered public accounting firm.	•

10.  Review the financial statements and management’s discussion and analysis contained in the annual report to the Company’s stockholders with management and the registered public accounting firm. Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB.

•

11.  Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

	•	•	•	•

12.  Review with financial management and the registered public accounting firm alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm. Determine whether the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the Company’s stockholders.

	•	•	•	•
13. Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.	•	•	•	•

14.  As a whole, or through the Audit Committee chair, review with the registered public accounting firm the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the SEC. This review will occur prior to the Company’s filing of the Form 10-QSB.

		•	•	•

15.  Obtain from the registered public accounting firm a statement of all required communications under United States Generally Accepted Auditing Standards, including matters required by SAS No. 61 and by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Confirm the registered public accounting firm’s independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the registered public accounting firm.

•
Compliance and Internal Control

16.  Inquire of management and the registered public accounting firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.

•

	Q1 Aug	Q2 Nov	Q3 Feb	Q4 June	10KSB June

17.  Discuss with management and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company. Obtain a copy of the registered public accounting firm’s management letter.

	•	•	•	•
18. Review, approve and monitor the Company’s code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.				•
19. Review adherence to the Company’s code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act of 1977 and other applicable laws and regulations.				•
20. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.			•

21.  Review the senior officers’ quarterly attestation on financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.

		•	•	•	•

22.  Review the registered public accounting firms’ attestation on the effectiveness of the internal control structure and procedures for financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and discuss with the registered public accounting firm the basis for its conclusions.

•

Appendix C

ACCESS INTEGRATED TECHNOLOGIES, INC.

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

Purpose

Acting pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Section 2.7 of the By-laws of Access Integrated Technologies, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) has established a Nominating Committee (the “Committee”) for the purpose of selecting, evaluating and recommending to the Board qualified candidates for election or appointment to the Board.

Membership

The Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be “independent directors” under the standards set forth in the rules and regulations of the American Stock Exchange (or such other securities exchange or market where the Company’s securities are primarily listed), as well as under any additional or supplemental independence standards applicable to nominating committees established under any applicable law, rule or regulation. The members of the Committee will be appointed by and serve at the discretion of the Board. Unless a Chairman of the Committee is elected by the Board, the members of the Committee may designate a Chairman.

Responsibilities

The following shall be the principal recurring duties of the Committee in carrying out its responsibilities. These duties are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities under this Charter, the Company’s By-laws and governing law. The responsibilities of the Committee shall include (1) annually presenting to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders and (2) assisting the Board in identifying, interviewing and recruiting candidates for the Board.

The Committee may establish (i) a policy for the consideration of any director candidates recommended by stockholders, including a statement that the Committee will consider director nominations recommended by stockholders, (ii) procedures to be followed by stockholders in submitting recommendations for director nominees and (iii) a process for identifying and evaluating nominees.

In carrying out such responsibilities, the Committee shall have the power and authority to retain such consultants, outside counsel and other advisors as the Committee may deem appropriate and shall have the sole authority to approve the fees and other terms of such engagements.

Director Qualification Guidelines

The Committee believes that it is in the best interest of the Company and its stockholders to identify and select highly-qualified candidates to serve as directors. The Committee will seek candidates for election and appointment who possess the skills and characteristics listed on Annex A hereto and who are committed to staunchly representing the interests of the stockholders. The Committee also believes that the Board should be comprised of a group of individuals who have been associated with institutions noted for excellence and who have broad experience and the ability to exercise sound business judgment.

Meetings and Reports

The Committee will hold a regular meeting at least once each year generally in conjunction with regularly scheduled meetings of the Board, and such special meetings as the Chairman of the Committee or the Chairman of the Board may direct. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will make regular reports to the Board.

C-1

ACCESS INTEGRATED TECHNOLOGIES, INC.

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints A. Dale Mayo and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. (the “Company”) to be held on September 18, 2007 at 2:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

September 18, 2007

Please date, sign and mail your Proxy Card in the envelope provided as soon as possible.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of nine (9) directors

FOR ALL NOMINEES	☐	○	A. Dale Mayo
		○	Kevin J. Farrell
WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	○	Gary S. Loffredo
		○	Wayne L. Clevenger
		○	Gerald C. Crotty
FOR ALL EXCEPT (see instructions below)	☐	○	Robert Davidoff
		○	Matthew W. Finlay
		○	Brett E. Marks
		○	Robert E. Mulholland

INSTRUCTION: to withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

2.

Proposal to amend the Company’s First Amended and Restated 2000 Stock Option Plan to allow Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, performance awards and other equity based awards, in addition to stock options, to be granted.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Proposal to ratify the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
Signature of Stockholder:__________________________________________	Date:	________________________
Signature of Stockholder:__________________________________________	Date:	________________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.